SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): October 8, 2004



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in this Charter)



                    Utah                                     2-35669
-------------------------------------------                 ---------
(State or other jurisdiction of incorporation)         (Commission File Number)

                                                       59-1231733
                                            (IRS Employer Identification No.)



755 Rinehart Road, Lake Mary, Florida                     32746
----------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)



Registrant's Telephone Number, Including Area Code: (801) 264-1060





                                 Does Not Apply
          (Former name or former address, if changed since last report)

ITEM 8.01.  Other Events

     On October 8, 2004, Southern Security Life Insurance Company (the "Company") received a letter from NASDAQ Stock Market, Inc. that referenced an earlier September 1, 2004 letter from the NASDAQ Stock Market, Inc. that states the Company no longer meets the minimum 500,000 publicly held shares requirement for continued listing on the NASDAQ SmallCap Market as set forth in Marketplace Rule 4310(c)(7). The October 8, 2004 letter states that based on further review of the staff, it has determined to grant the Company an extension to regain compliance with the rule.

     The October 8, 2004 letter also states that according to the staff's review, the Company has filed a Preliminary Proxy Statement for an Annual Meeting of Stockholders to be held in November 2004. At the meeting the Company's stockholders will consider, among other things, a merger with Security National Life Insurance Company. If the merger is completed, the Company will by year-end be a privately held, wholly owned subsidiary of Security National Life Insurance Company. In such event, the Company's common stock would be de-listed from the NASDAQ SmallCap Market on or about December 31, 2004. Alternatively, if the merger is not completed, the Company would sell enough of its Treasury shares to become compliant with Marketplace Rule 4310(c)(7).

     The October 8, 2004 letter then concludes by stating that in view of the proposed merger or its alternative, the staff has determined to grant an extension of time to allow the Company to complete the merger and voluntarily delist from the NASDAQ SmallCap Market or, alternatively, regain compliance. Accordingly, the terms of the extension are as follows: on or before December 15, 2004, the Company must voluntarily delist its securities from the NASDAQ SmallCap Market, or the Company must file with the Securities and Exchange Commission and NASDAQ a public document disclosing the current total number of shares then outstanding and a beneficial ownership table evidencing compliance with Marketplace Rule 4310(c)(7). If the Company does not satisfy these terms, the staff will provide written notification to the Company that its securities will be delisted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                  (Registrant)



Date: October 13, 2004                       By: /s/ Scott M. Quist
                                                -------------------
                                                Scott M. Quist, President and
                                                Chief Operating Officer